SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) March 13, 2006

              ----------------------------------------------------

                      ENDAVO MEDIA AND COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                   87-0642448
                      (IRS Employer Identification Number)

                         10 Glenlake Parkway, Suite 130
                             Atlanta, Georgia 30328
                    (Address of principal executive offices)

                                Paul D. Hamm, CEO
                      Endavo Media and Communications, Inc.
                         10 Glenlake Parkway, Suite 130
                             Atlanta, Georgia 30328
                    (Address of principal executive offices)

                                 (678) 222-3445
              (Registrant's telephone number, including area code)

 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

 ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         Effective March 15, 2006., Endavo Media and Communications, Inc., a Delaware corporation (the "Corporation") amended its Amended and Restated Certificate of Incorporation to add the following paragraphs at the end thereof:

                  Reverse Stock Split. Effective as of the close of business on the filing date of this Certificate of Amendment with the Secretary of State of the State of Delaware each forty (40) shares of Common Stock, par value $.001, of the Corporation issued and outstanding or held in the treasury of the Corporation as of the close of business on March 13, 2006 (the "Old Common Stock") will automatically be combined, reclassified and changed into one fully paid and non-assessable share of Common Stock, par value $.001 (the "New Common Stock") without any further action by the holders of such shares; provided that the Corporation will round up the number of new shares to be issued to such stockholders to the nearest whole share in lieu of issuing any fractional share (the "Reverse Stock Split").

                  Holders of Old Common Stock. Each holder of record of a certificate or certificates for one or more shares of Old Common Stock will be entitled to receive, as soon as practicable, upon surrender of such certificate, a certificate or certificates representing the number of shares of New Common Stock to which such holder will be entitled pursuant to the above provisions relating to the Reverse Stock Split to the extent any such holder has not already received a certificate representing the New Common Stock.

                  Surrender of Certificates. Any certificate for shares of Old Common Stock not so surrendered will be deemed to represent shares of New Common Stock issuable upon its surrender to the foregoing paragraphs.

         On April 3, 2006, the "Corporation filed a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of Delaware changing its name to Integrated Media Holdings, Inc. This name change will become effective on April 20, 2006 at 4:01 P.M. E.S.T.


SECTION 8 - OTHER EVENTS

ITEM 8.01   OTHER EVENTS

         Effective March 13, 2006, the Board of Directors of the Corporation authorized a reduction in the total number of shares of Common Stock of the Company at the ratio of one new share for 40 old shares. Total number of shares outstanding before the share reduction were 35,861,241 shares of Common Stock issued or issuable and outstanding. After the reduction, the total number of outstanding shares of Common Stock was 896,531.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ENDAVO MEDIA AND COMMUNICATIONS, INC.



                                          By: /s/Paul D. Hamm
                                             ----------------------------------
                                                Paul D. Hamm, President


Date:  April 6, 2006